Exhibit 99.2
FIRST AMENDMENT TO CONTRIBUTION AND SALE AGREEMENT
     This First Amendment to Contribution and Sale Agreement (this “Amendment”), dated December 16, 2005, is made and entered by and among Royal Tallahassee Partnership, Royal Tallahassee Partnership II Limited Partnership, Royal Tallahassee III Partnership, Royal Gainesville Limited Partnership, Royal Orlando Limited Partnership, Royal Lexington Limited Partnership, Royal Tucson Entrada Real Limited Partnership, Royal Texas-Tennessee Limited Partnership, Royal Texas-Tennessee II Limited Partnership, Raiders Pass Phase II Limited Partnership, Royal San Marcos Limited Partnership and Royal San Antonio Limited Partnership (collectively, the “Contributors”), on the one hand, and American Campus Communities, Inc. (the “Company”) and American Campus Communities Operating Partnership LP (the “Operating Partnership” and, together with the Company, the “Contributee”), on the other hand.
     WHEREAS, the Contributors and the Contributee have entered into a Contribution and Sale Agreement, dated as of December 2, 2005 (the “Contribution Agreement”); and
     WHEREAS, the Contributors and the Contributee desire to amend the Contribution Agreement as set forth herein.
     NOW, THEREFORE, the Contributors and the Contributee agree as follows:
     1. Forms of Conveyances. The second paragraph of Section 2.3 of the Contribution Agreement is amended and restated to read in its entirety as follows:
“Notwithstanding the foregoing, in the event that, prior to 5:00 p.m., Central Time, on December 30, 2005, the Contributors Representatives provide evidence reasonably satisfactory to the Contributee of the consent of each constituent partner of the Contributors that own the Property located in the States of Arizona and Kentucky to the conveyance of the applicable Property pursuant to Section 2.2, each such Property will be conveyed pursuant to Section 2.2 and the Contribution Value shall be $245,000,000. The date that such consent is delivered shall be referred to as the “Consent Delivery Date.”
     2. Initial Deposit. The first three sentences of Section 4.4 of the Contribution Agreement is amended and restated to read in its entirety as follows:
“The Initial Deposit shall be fully refundable to the Operating Partnership upon written notice from the Operating Partnership to the Contributors (the “Termination Notice”) until the end of the period (the “Deposit Period”) beginning on the Effective Date and ending on the date that is 60 days after the Effective Date plus the number of days (which shall not exceed 14 days) comprising the period from December 16, 2005 to the Consent Delivery Date. If the Contributee terminates this Agreement for any reason subsequent to the end of the Deposit Period, the Initial Deposit, together with accrued interest thereon, shall be paid to the Contributors, to the accounts designated by the Contributors Representatives. If the Contributee elects to terminate this Agreement prior to the end of the

Deposit Period, the Escrowee shall pay the Initial Deposit (less the Independent Consideration) to the Operating Partnership one Business Day following receipt of the Termination Notice from the Operating Partnership, without notice to or direction from the Contributors.”
     3. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Contribution Agreement.
     4. Ratification. Except as otherwise expressly provided in this Amendment, the Contribution Agreement is hereby ratified and confirmed and shall continue in full force and effect in accordance with its terms.
     5. Counterparts. This Amendment may be executed in identical counterparts, which when taken together shall constitute one and the same instrument. A counterpart transmitted by facsimile shall be deemed an original for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

AMERICAN CAMPUS COMMUNITIES, INC.

By:
Name:
Title:

AMERICAN CAMPUS COMMUNITIES OPERATING PARTNERSHIP LP

By:	American Campus Communities Holdings LLC, its general partner
By:

Name:
Title:

ROYAL TALLAHASSEE PARTNERSHIP

By:
Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Arthur J. Thoma
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE PARTNERSHIP II
LIMITED PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

ROYAL TALLAHASSEE III PARTNERSHIP

By:

Michael J. Henneman
General Partner

By:	Keeling Family Irrevocable Trust u/t/a dated
12/31/92
General Partner

Michael J. Henneman, attorney in fact

By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in fact

By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in fact

By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in fact

ROYAL LEXINGTON LIMITED PARTNERSHIP

By:	Royal Lexington General Partnership, an
Illinois general partnership, its general
partner

	By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in
fact

By:

Michael J. Henneman
General Partner

	By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in
fact

	By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in
fact

ROYAL GAINESVILLE LIMITED PARTNERSHIP

By:	Gainesville Partners, an Illinois general
partnership, its general partner

By:

Michael J. Henneman
General Partner

	By:	Rodrick L. Schmidt
General Partner

Michael J. Henneman, attorney in
fact

	By:	Eric S. Worner
General Partner

Michael J. Henneman, attorney in
fact

	By:	David F. Keeling
General Partner

Michael J. Henneman, attorney in
fact

ROYAL ORLANDO LIMITED PARTNERSHIP

By:	Royal Orlando Northgate L.L.C., an Illinois
limited liability company

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

By:

Eric S. Worner
Manager

Royal Tuscon Entrada Real Limited Partnership
(f/k/a Royal Tucson Limited Partnership)

By:	Royal Tucson, L.L.C., an Illinois limited
liability company, its general partner

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

Royal Texas-Tennessee Limited Partnership

By:	Royal Texas-Tennessee LLC, an Illinois
limited liability company, its general partner

	By:	RSMH Texas-Tennessee LLC, an
Illinois limited liability company, its
manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

RAIDERS PASS PHASE II LIMITED
PARTNERSHIP

By:	Raiders Pass Phase II LLC, an Illinois
limited liability company, its general partner

	By:	RSMH Raiders Pass Phase II LLC,
an Illinois limited liability company,
its manager

By:

Michael J. Henneman
Manager

By:

Rodrick L. Schmidt
Manager

ROYAL TEXAS – TENNESSEE II LP

By:	Royal Texas-Tennessee II LLC, an Illinois
limited liability company, its general partner

	By:	RSMH Texas-Tennessee II LLC, an
Illinois limited liability company, its
manager

By:

Michael J. Henneman
Manager and Member

By:

Rodrick L. Schmidt
Manager and Member

ROYAL SAN MARCOS L.P.

By:	Royal San Marcos LLC, an Illinois limited liability company

	By:	RSMH San Marcos LLC, an Illinois limited liability company, its manager

By:

Michael J. Henneman
Member and Manager

By:

Rodrick L. Schmidt
Member and Manager

ROYAL SAN ANTONIO L.P.

By:	Royal San Antonio LLC, an Illinois limited liability company, its general partner

	By:	RSMH San Antonio LLC, an Illinois limited liability company, its manager

		By:	Schmidt Family Trust, its manager

By:

Rodrick L. Schmidt
Trustee

		By:	Henneman Family Trust, its
manager

By:

Michael J. Henneman
Trustee